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                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1999-2
INVESTOR NUMBER 51999031

Determination Date:                      10-Dec-99
Remittance Date A-1                      15-Dec-99
Remittance Date A-2                      20-Dec-99
Month End Date:                          30-Nov-99

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
(a)  Class A-1 Distribution Amount                                                                                  2,413,674.38

(b)  Class A-1 Distribution Principal                                                                               3,761,801.44
                   Scheduled Payments of Principal                                              694,963.35
                   Partial Prepayments                                                                0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   1,220,517.39
                   Scheduled Principal Balance Liquidated Contracts                           1,846,320.70
                   Scheduled Principal Balance Repurchases                                            0.00

(c)  Class A-1 Interest Distribution                                                                                  539,585.51
     Class A-1 Interest Shortfall                                                                                           0.00

(d)  Class A-1 Remaining Certificate Balance                                                                      108,262,871.96

(e)  Class A-2 Distribution Amount                                                                                    465,861.11

(f)  Class A-2 Distribution Principal                                                                                       0.00
                   Scheduled Payments of Principal                                                    0.00
                   Partial Prepayments                                                                0.00
                   Scheduled Principal Balance Principal Prepayment in Full                           0.00
                   Scheduled Principal Balance Liquidated Contracts                                   0.00
                   Scheduled Principal Balance Repurchases                                            0.00

(g)  Class A-2 Interest Distribution                                                                                  628,545.83
     Class A-2 Interest Shortfall                                                                                           0.00

(h)  Class A-2 Remaining Certificate Balance                                                                      125,500,000.00

(i)  Class A-1 Pass Through Rate                                                                                        5.626300%
     Class A-2 Pass Through Rate                                                                                        5.410000%
     Class A-2 Holdover Amount                                                                                              0.00

(j)  Monthly Servicing Fee                                                                                            500,153.24

(k)  Delinquency                                                                # of Contracts                     Prin. Balance
                                                                                --------------                    --------------
                   a)  Loans 31 to 59 days delinquent                                       74                      3,093,487.76
                   b)  Loans 60 to 89 days delinquent                                       22                        816,925.40
                   c)  Loans delinquent 90 or more days                                     44                      1,984,038.07
                                                                                --------------                    --------------
                                                                                           140                      5,894,451.23
                                                                                ==============                    ==============

(l)  Repurchased Contracts                                                                                          Repurchase
                                                                                    Number                            Price
                                                                                --------------                    --------------
                   (see attached schedule)                Total Repurchases                  1                         58,239.77
                                                                                ==============                    ==============


(m)  Repossessions or Foreclosures                                                  Number                        Actual Balance
                                                                                --------------                    --------------
                                                         BOP  Repossessions                219                    $ 8,015,707.27
                                                         Plus Repossessions
                                                                 this Month                 18                        717,750.30
                                                          Less Liquidations                (11)                     ($377,044.66)
                                                                                --------------                    --------------
                                                          EOP Repossessions                226                    $ 8,356,412.91
                                                                                ==============                    ==============

(n)  Enhancement Payment                                                                                                    0.00

(o)  Monthly Advance                                                                                                  (23,671.34)
     Outstanding Amount Advanced                                                                                            0.00

(p)  Deposit to Special Account/Distribution to Class R Certificateholders                                             67,774.79

(q)  Amount Distributed to Class R Certificateholders                                                                       0.00

(r)  Net Weighted Average Contract Rate                                                                                    9.37%

(s)  Number of Manufactured Homes currently held due to repossession                                                           0
     Principal balance of Manufactured Homes currently held                                                         1,958,743.62

(t)  Pool Principal Balance Percentage                                                                                 93.971139%

(u)  Aggregate Deficiency Amounts                                                                                         500.00
     Servicer Deficiency Amounts received                                                                                 175.00

(v)  Additional Items

(w)  Class A-1 Net Funds Carryover Amount                                                                                   0.00
     Class A-2 Net Funds Carryover Amount                                                                                   0.00

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